Exhibit 99.2
Second Quarter 2007 Results Supplemental Information August 9, 2007

"Safe Harbor" Statement Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

Grew revenue from core operations 5% from Q2 '06 Increased customers 10k and RGUs 27k from Q2 '06 Decreased churn to 2.1% $109 ARPC / 67% Bundle rate Q2 2007 Results Revenue Growth Margin Expansion Portfolio Mgmt EBITDA growth of 24% vs Q2 '06 (1) EBITDA margin up 400 basis points from Q2 '06 to 24% (1) SG&A % of revenue down to 41% (1) Completed recapitalization initiative Announced acquisition of Neon Communications Excluding non-recurring items. Q2 2007 results adjusted for net benefits of $5.1 million, including revenue of $4.4 million related to a reciprocal compensation agreement, plus $0.7 million of direct cost benefits related to the settlement of disputed network charges, net of costs related to an ongoing franchise audit. Q2 2006 results adjusted for a $5.2 million benefit related to the settlement of disputed network charges

Harvest under-penetrated areas Build/rebuild homes Drive ARPC growth through upsell activities and product enhancements Invest in commercial growth 2007 Objectives Revenue Growth Margin Expansion Portfolio Mgmt Increase productivity in field ops and care Improve efficiency of sales and marketing spending Continue to target overhead reductions Footprint expansion Evaluate tuck-in acquisitions

RCN Network Opportunities DC Metro Balanced SFU/MDU focus 49% SFU / 51% MDU Eastern PA Adding new franchises 77% SFU / 23% MDU Chicago Building out Area 2 6% SFU / 94% MDU New York Increasing MDU penetration 3% SFU / 97% MDU Boston Expanding into new towns 59% SFU / 41% MDU Commercial Metro Ethernet in 4 cities 1,200 on-net buildings with Neon Long-haul connectivity between Chicago, NY, Boston and DC Leverage existing network design for future growth across all customer segments

High Value Customer Base Customers & Bundle % ARPC Q207 Penetration (1) Penetration metrics calculated based on total basic video customers RGUs 399 407 409 + 27k Y-o-Y + 6k Q-o-Q + 10k Y-o-Y + 2k Q-o-Q 34% 33% 33% 67% 67% 66% (Customers and RGUs in 000s)

All digital video enhances competitive position Reclaiming spectrum to accelerate HD expansion Cost effective set top boxes Best-in-class product at various speeds Well positioned to compete with MSO / RBOC offers On-Net circuit switched service in legacy on-net footprint Hybrid VOIP solution for on-net expansion Off-net VOIP opportunities Competitive Residential Products Video Data Voice

Growing Commercial Business Q2 2007 Commercial Revenue (1) Strong revenue growth of 13% Y-o-Y Driven by continued demand for our high- quality transport solutions Strategic capital investments will drive continued momentum EBITDA margins approaching 30% Combination of revenue growth and operating leverage Opportunistic acquisitions driving scale and reach CEC MCI Buildings Neon (1) Excludes certain Small Business customers currently included in Residential results Total Revenue $23M

Revenue Trends Commercial Revenue Total Revenue Core Residential Revenue Revenue from Core Operations ($ in millions) Includes Core Residential and Commercial Revenue Q2 2007 results include a $4.4 million benefit related to a reciprocal compensation agreement (2) (1) + 3% Y-o-Y + 7% Y-o-Y + 13% Y-o-Y + 5% Y-o-Y

Key Financial Trends Direct Cost EBITDA Sales, General & Administrative CAPEX ($ in millions) Gross Margin % % of Revenue (3) Q2 2006 results include a $5.2 million benefit related to the settlement of disputed network charges Q2 2007 results include net benefits of $5.1 million, including revenue of $4.4 million related to a reciprocal compensation agreement, plus $0.7 million of direct cost benefits related to the settlement of disputed network charges, net of costs related to an ongoing franchise audit Excludes non-cash stock-based compensation % of Revenue (2) (1) (1) (2) (2)

Strong Financial Position Debt / Net Debt Leverage Ratio (1) Free Cash Flow (1) Calculated on a trailing 12 month basis ($ in millions) Cash & Short Term Investments 1.5x 1.9x 3.6x 1.0x 0.3x 2.8x 2Q06 1Q07 2Q07 Debt/ EBITDA Net Debt / EBITDA

2007 Outlook Revenue $620 - $630 $625 -$630 EBITDA $140 - $150 $150 - $155 CAPEX $100 - $110 $105 - $110 Previous Current ($ in millions)